                                                                    EXHIBIT 10.3

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

DATE:         February 28, 2001
PARTIES:      Debtor:                         CARESIDE, INC.

              Debtor's Address:               6100 Bristol Parkway,
                                              Culver City, California 90230
                                              Attention:  W. Vickery Stoughton

              Secured Party:                  CRESTVIEW CAPITAL FUND, L.P.

              Secured Party Address:          95 Revere Drive, Suite F
                                              Northbrook, IL 60062
                                              Attention: Richard Levy

                                    RECITALS

          A. Secured Party and Debtor are parties to a Convertible Secured Note of even date herewith (as such may be amended, modified, extended, and renewed from time to time, the "Note"), pursuant to which Secured Party is making a loan to Debtor in the original principal amount of Three Hundred Fifty Thousand Dollars ($350,000) and other good and valuable consideration.

          B. It is a condition precedent to finalizing the Note that Debtor shall have entered into this Intellectual Property Security Agreement ("IP Agreement") granting Secured Party a security interest in the collateral described in this Agreement as security for payment of the Note.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, as collateral security for the prompt and complete payment when due of Debtor's Obligations (as defined below) to Secured Party, Debtor hereby represents, warrants, covenants and agrees as follows:

          1. Grant of Security Interest. As collateral security for the prompt
             --------------------------
and complete payment and performance of all of Debtor's Obligations, Debtor hereby grants a security interest in all of Debtor's right, title and interest in, to and under the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral, now or hereafter existing, created, acquired or held, if any (all of which shall collectively be called the "Intellectual Property Collateral"). As used herein

          "Computer Hardware and Software Collateral" means:

                    a. all of Debtor's: computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

                    b. all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter developed, designed or acquired by Debtor;

                    c. all firmware associated with the property described in clauses (a) and (b) of this definition;

                    d. all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through
          (c); and

                    e. all rights with respect to all of the foregoing, including without limitation, any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

          "Copyright Collateral" means all copyrights of Debtor in addition to the Computer Hardware and Software Collateral, and all semi-conductor chip product mask works of Debtor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world, including, without limitation, all of Debtor's right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world, and all applications for registration thereof, whether pending or in preparation, all copyright and mask work licenses, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

          "Patent Collateral" means:

                    a. all of Debtor's letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world, whether now existing or hereafter acquired (current patents are listed on Exhibit A);
                                                               ---------

                    b. all patent licenses of Debtor (whether as licensee or licensor);

                    c. all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clauses (a) and (b) of this definition; and

                    d. all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to herein, and for breach or enforcement of any patent license, including any patent license referred to herein, and all rights corresponding thereto throughout the world.

          "Trade Secrets Collateral" means all common law and statutory trade secrets and all other confidential or proprietary or useful information of Debtor and all know-how obtained by or used in or contemplated at any time for use in the business of Debtor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses of Debtor (whether as licensee or licensor), including each Trade Secret license referred to herein, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

          "Trademark Collateral" means:

                    a. all of Debtor's: trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country (current trademarks are listed on Exhibit B);
          ---------

                    b. all Trademark licenses (whether as licensee or licensor);

                    c. all reissues, extensions or renewals of any of the items described in clauses (a) and (b) of this definition;

                    d. all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

                    e. all proceeds of, and rights associated with, the foregoing, including any claim by Debtor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to herein, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

          2. Obligations Secured. The foregoing assignment and security interest
             -------------------
is made for the purpose of securing (in such order as Secured Party may elect) the complete and timely payment of all indebtedness under the Note (collectively, the "Obligations").

          3. Authorization and Request. Debtor authorizes and requests that the
             -------------------------
Commissioner of Patents and Trademarks record this IP Agreement.

          4. Covenants and Warranties. Debtor represents, warrants, covenants
             ------------------------
and agrees as follows:

                    a. Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in the Intellectual Property Collateral, free and clear of any liens, charges and encumbrances except for those created hereunder and except for nonexclusive licenses granted by Debtor to its customers in the ordinary course of business;

                    b. Performance of this IP Agreement does not conflict with or result in a breach of any other agreement to which Debtor is bound, except to the extent that certain agreements may prohibit the transfer or assignment of the rights thereunder to a third party without the licensor's or other party's consent, and this IP Agreement constitutes the grant of a security interest;

                    c. During the term of this IP Agreement, Debtor will not transfer, assign, sell, hypothecate, or otherwise encumber any interest in the Intellectual Property Collateral, except for nonexclusive licenses granted by Debtor in the ordinary course of business or as set forth in this IP Agreement and except for security interests in such Intellectual Property Collateral existing as of the date hereof;

                    d. Debtor agrees that simultaneously with execution of this IP Agreement, and upon any amendment of Exhibit A or B, Debtor shall execute the form of Notice appended hereto as Schedule 1 (each, a "Notice") with respect to each Patent or Trademark Collateral now owned or hereafter acquired, and shall deliver it to Secured Party for recording in the Patent and Trademark Office so as to record formally this IP Agreement.

                    e. Debtor shall promptly advise Secured Party of any material adverse change in the composition of the Intellectual Property Collateral, including but not limited to any ownership right of the Debtor in or to any Trademark, Patent, Copyright, or other Intellectual Property Collateral specified in this IP Agreement and any abandonment, forfeiture or dedication to the public of the Computer Hardware and Software, Trademarks, Patents, Copyrights and other Intellectual Property Collateral specified in this IP Agreement;

                    f. Debtor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights and other Intellectual Property Collateral, (ii) apply for registration of non-registered Hardware and Software, Patent, Trademark and Copyright Collateral as they are created, adopted or used and shall reasonably diligently prosecute such applications, (iii) use its best efforts to detect infringements of the Trademarks, Patents, Copyrights and other Intellectual Property Collateral and promptly advise Secured Party in writing of material infringements detected, (iv) not forego any right to protect and enforce rights to Trademarks, Patents, Copyrights or other Intellectual Property Collateral, and (v) not allow any Trademarks, Patents, Copyrights, or other Intellectual Property Collateral to be abandoned, forfeited or dedicated to the public without the written consent of Secured Party, which shall not be unreasonably withheld, unless Debtor determines that reasonable business practices suggest that abandonment is appropriate;

                    g. Debtor shall promptly notify Secured Party of all after-acquired intellectual property, whether owned, developed or acquired by Debtor and shall notify Secured Party of any filed applications to register or patents issued after the execution hereof. Any expenses incurred in connection with such applications shall be borne by the Debtor.

                    h. Debtor shall take such actions as Secured Party may reasonably request from time to time to perfect or continue the perfection of Secured Party's interest in the Intellectual Property Collateral;

                    i. This IP Agreement creates, and in the case of after acquired Intellectual Property Collateral, this IP Agreement will create at the time Debtor first has rights in such after acquired Intellectual Property Collateral, in favor of Secured Party a valid and perfected first priority security interest in the Intellectual Property Collateral in the United States securing the payment and performance of the obligations evidenced by the Note upon making the filings referred to in clause (j) below;

                    j. To its knowledge, except for, and upon, the filing with the United States Patent and Trademark Office with respect to the Patents and Trademarks necessary to perfect the security interests created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority of U.S. regulatory body is required either (i) for the grant by Debtor of the security interest granted hereby or for the execution, delivery or performance of this IP Agreement by Debtor in the United States or (ii) for the perfection in the United States or the exercise by Secured Party of its rights and remedies thereunder;

                    k. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Intellectual Property Collateral is accurate and complete in all material respects;

                    l. Debtor shall not enter into any agreement that would materially impair or conflict with Debtor's obligations hereunder without Secured Party's prior written consent, which consent shall not be unreasonably withheld. Debtor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Debtor's rights and interest in any property included within the definition of the Intellectual Property Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts;

                    m. Debtor shall not take any action, nor enter into any license, royalty, assignment or other agreement which is inconsistent with Debtor's obligations under this IP Agreement, or which has the effect of reducing the value of the IP Collateral and shall give the Secured Party thirty (30) days' prior written notice of any proposed license, royalty, assignment or other agreement, except non-exclusive licenses granted by Debtor to its customers in the ordinary course of business; and

                    n. Upon any executive officer of Debtor obtaining actual knowledge thereof, Debtor will promptly notify Secured Party in writing of any event that materially adversely affects the value of any material Intellectual Property Collateral, the ability of Debtor to dispose of any material Intellectual Property Collateral, and the rights and remedies of Secured Party in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

          5. Secured Party's Rights. Secured Party shall have the right, but not
             ----------------------
the obligation, to take, at Debtor's sole expense, any actions that Debtor is required under this IP Agreement to take but which Debtor fails to take, after ten (10) days' notice to Debtor. Debtor shall reimburse and indemnify Secured Party for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 5.

          6. Responsibility of Debtor. In furtherance and not limitation of the
             ------------------------
other provisions of this Section 6, Secured Party shall have no duty or responsibility with respect to the Intellectual Property Collateral or its preservation. Debtor acknowledges and agrees that it has reviewed the terms of this IP Agreement with counsel of its choosing and that Debtor has determined that neither execution, delivery nor performance of this Agreement by Debtor or Secured Party will in any way impair the Intellectual Property Collateral or Debtor's right, title and interest therein, subject to the purpose of this IP Agreement which is to impose a lien thereon in favor of Secured Party.

          7. Conduct of Business; Inspection Rights. In order to preserve and
             --------------------------------------
protect the goodwill associated with the Intellectual Property Collateral, the Debtor covenants that it shall maintain the quality of the products and services sold under or in connection with the Intellectual Property Collateral and shall not at any time permit any impairment of the quality of said products and services, and will provide the Secured Party from time to time with a certificate to such effect signed by an officer of the Debtor upon request. The Debtor hereby grants to the Secured Party and its employees and agents the right to visit the Debtor's (or its affiliates') plants and facilities that manufacture, provide, inspect or store products or services sold under any of the Trademark Collateral, and to inspect the products and quality control records relating thereto, at reasonable times during regular business hours. The Debtor shall do any and all acts reasonably required by the Secured Party to ensure the Debtor's compliance with this Section. Debtor hereby grants to Secured Party and its employees, representatives and agents the right to visit Debtor, during reasonable hours upon prior reasonable written notice to Debtor, and any of Debtor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Debtor and as often as may be reasonably requested; provided, however, nothing herein shall entitle Secured Party access to Debtor's trade secrets and other proprietary information. The foregoing provisions of this Section 7 shall become applicable to Debtor at such time as Debtor has developed products and services capable of being sold to the public.

          8. Further Assurances; Attorney in Fact.

                    a. On a continuing basis, and at Debtor's sole expense, Debtor shall, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Secured Party, to create, preserve, continue, charge, validate or perfect Secured Party's security interest in all Computer Hardware and Software, Copyrights, Patents, Trademarks, and other Intellectual Property Collateral and otherwise to carry out the intent and purposes of this IP Agreement, or for assuring and confirming to Secured Party the grant or perfection of a security interest in all Intellectual Property Collateral.

                    b. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time in Secured Party's discretion, upon Debtor's failure or inability to do so, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this IP Agreement, including:

                                (1) To modify, in its sole discretion, this IP
                Agreement without first obtaining Debtor's approval of or signature to such modification by amending any Exhibit hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents, Trademarks, and other Intellectual Property Collateral acquired by Debtor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents, Trademarks, and other Intellectual Property Collateral in which Debtor no longer has or claims any right, title or interest, provided that secured Party shall deliver to Debtor written notice of such modification within a reasonable time after such modification;

                                (2) To file, in its sole discretion, one or more
                financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of Debtor where permitted by law; and

                                (3) Upon the occurrence of an Event of Default
                as defined in Section 8, to endorse such Debtor's name on all applications, documents, papers and instruments necessary for the Secured Party to use the Intellectual Property Collateral, or to grant or issue any exclusive or non-exclusive license under the Intellectual Property Collateral to any third person, or necessary for the Secured Party to assign, pledge, convey or otherwise transfer title in or dispose of the Intellectual Property Collateral, including the goodwill and equipment associated therewith, to Secured Party or any third person.

                    c. Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney, being coupled with an interest, shall be irrevocable for the life of this IP Agreement.

          9. Events of Default. The occurrence of any of the following shall
             -----------------
constitute an Event of Default under this IP Agreement:

                    a. an Event of Default occurs under the Note; or

                    b. Debtor breaches any representation or warranty in this IP Agreement; or

                    c. Debtor creates, permits, or suffers the creation of any liens, security interests, or any other encumbrances on any of its property, real or personal, except (A) those in favor of Secured Party as security for the Obligations, and (B) other valid and perfected security interests existing as of the date hereof, provided that Debtor shall have ten (10) days to remove, or purge or satisfy any such lien, security interest or encumbrance that is both non-consensual and not in favor of any government entity; or

                    d. Debtor breaches any other covenant or agreement made by Debtor in this IP Agreement, and such breach shall continue after the expiration of thirty (30) days following the earlier of (i) notice from Secured Party to Debtor of such failure, or (ii) the date on which the Debtor knew or should have known of such failure.

          10. Remedies.
              --------

                    a. Upon the occurrence and continuance of an Event of Default, Debtor's rights to use the Intellectual Property Collateral shall terminate forthwith and Secured Party shall have the right to exercise all the remedies of a secured party under the Uniform Commercial Code and any applicable federal law, including without limitation the right to require Debtor to assemble the

          Intellectual Property Collateral and any tangible property in which Secured Party has a security interest and to make it available to Secured Party at a place designated by Secured Party. Secured Party shall have a nonexclusive, royalty free license to use the Copyrights, Patents, Trademarks, and other Intellectual Property Collateral to the extent reasonably necessary to permit Secured Party to exercise its rights and remedies upon the occurrence of an Event of Default. Debtor will pay any expenses (including reasonable attorneys' fees) incurred by Secured Party in connection with the exercise of any of Secured Party's rights hereunder, including without limitation any expense incurred in disposing of the Intellectual Property Collateral. All of Secured Party's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

                    b. Upon the occurrence and continuance of an Event of Default, without limiting the generality of the foregoing, the Secured Party may immediately, without demand of performance and without advertisement, require Debtor to assign of record the Intellectual Property Collateral to Secured Party (or its assignees), and beneficially, sell at public or private sale or otherwise realize upon, the whole or from time to time any part of the Intellectual Property Collateral and the goodwill associated therewith, or any interest which the Debtor has therein, and after deducting from the proceeds of said sale or other disposition of the Intellectual Property Collateral all expenses (including all reasonable expenses for brokers' fees and legal services), shall apply the residue of such proceeds toward the payment of the obligations as set forth in the Note and under applicable law. Any remainder of the proceeds after payment in full of the Note shall be paid over to the Debtor. Prior notice of any sale or other disposition of the Intellectual Property Collateral need not be given to Debtor unless otherwise required by law (and if notice is required by law, it shall be given ten (10) days before the time of any intended public or private sale or other disposition of the Intellectual Property Collateral is to be made, which the Debtor hereby agrees shall be reasonable notice of such sale or other disposition). At any such sale or other disposition, any holder of the Note (including renewals and substitutions therefor) or the Secured Party may, to the extent permissible under applicable law, purchase the whole or any part of or interest in the Intellectual Property Collateral sold, free from any right of redemption on the part of the Debtor, which right is hereby waived and released.

          11. Conduct of Business After Default. The parties understand and
              ---------------------------------
agree that the collateral assignment with respect to the Intellectual Property Collateral as provided for in this Agreement will and is intended to permit the Secured Party and its successors and assigns, upon the occurrence and continuance of an Event of Default as provided herein, to take title to and make use of all rights to the Intellectual Property Collateral and to carry on the business of the Debtor.

          12. Deficiency. If proceeds referred to in Section 10(b) above are
              ----------
insufficient to pay the Note in full. Debtor shall continue to be liable for the entire deficiency.

          13. Indemnity.
              ---------

                    a. Debtor agrees to defend, indemnify and hold harmless Secured Party and its directors, officers, employees, and agents from and against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this IP Agreement, including, without limitation, the assignment of the Intellectual Property Collateral, the use of the Intellectual Property Collateral, the alleged infringement by the Secured Party of the intellectual property rights of others, any infringement action or other claim relating to the Intellectual Property Collateral, or enforcement of the terms hereof (all of which shall collectively be called the "Transactions") and (b) all losses or expenses in any way suffered, incurred, or paid by Secured Party as a result of or in any way arising out of, following or consequential to the Transactions under this IP Agreement or otherwise under the transactions contemplated by this IP Agreement or the Note (including without limitation, reasonable attorneys' fees and reasonable expenses), except for losses arising from or out of Secured Party's gross negligence or willful misconduct.

                    b. Debtor also agrees to defend, indemnify and hold harmless Secured Party and each of its directors, officers, employees and agents, on demand, from and against any and all losses, claims, obligations, damages, fees, costs, liabilities, expenses or disbursements of any kind and nature whatsoever (including but not limited to reasonable fees and disbursements of counsel, interest, penalties, and amounts paid in settlement) incurred by the Secured Party in connection with the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining, preserving the Intellectual Property Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Intellectual Property Collateral.

          14. Reassignment.
              ------------

                    a. At such time as Debtor shall completely and finally satisfy all of the obligations secured hereunder, and there shall exist no continuing liability of Debtor with respect to the obligations secured hereunder, Secured Party shall execute and deliver to Debtor all deed, assignments, and other instruments as may be necessary or proper to reinvest in Debtor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Secured Party pursuant hereto.

                    b. Notwithstanding subsection (a), if a claim is made upon Secured Party for repayment or recovery of any amount or amounts received which had the effect of reducing the liability of Debtor or impairing the liens granted hereunder, and such party repays all or part of such amount or amounts, then and in such event, Debtor agrees that any such repayment shall be binding upon Debtor, whether or not this IP Agreement otherwise shall have been terminated or canceled, and Debtor shall be and continue to remain liable hereunder to the same extent as if such amount had never originally been received by such party, and the liens granted hereby shall remain in full force and effect without interruption, lapse, reduction or other impairment.

          15. Course of Dealing. No course of dealing, nor any failure to
              -----------------
exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          16. Attorneys' Fees. If any action relating to this IP Agreement is
              ---------------
brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements.

          17. Assigns. This Agreement shall be binding upon Debtor and its
              -------
successors and permitted assigns, but shall not be assignable by Debtor, and shall inure to the benefit of Secured Party.

          18. Amendments. This IP Agreement may be amended only by a written
              ----------
instrument signed by both parties hereto, except as specifically provided under
Section 9.

          19. Counterparts. This IP Agreement may be executed in two or more
              ------------
counterparts, each party may sign on a separate counterpart, each of which shall be deemed an original but all of which together shall constitute the same instrument.

          20. Law and Jurisdiction. This IP Agreement shall be governed by and
              --------------------
construed in accordance with the laws of the State of Utah, without regard for choice of law provisions.

          21. Confidentiality. In handling any confidential information, Secured
              ---------------
Party shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this IP Agreement except that the disclosure of this information may be made (a) as required by law, regulation, rule or order, subpoena, judicial order or similar order and (b) provided that the recipient has entered into a comparable confidentiality agreement in favor of Debtor and has delivered a copy to Debtor, (i) to the affiliates of the Secured Party, (ii) to prospective transferee or purchasers of an interest in the obligations secured hereby, and
(iii) as may be required in connection with the examination, audit or similar investigation of Secured Party.

          22. Severability. The provisions of this IP Agreement are severable,
              ------------
and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause of provision in any other jurisdiction, or any other clause or provision of this IP Agreement in any jurisdiction.

          23. Termination. This IP Agreement and all rights and obligations of
              -----------
the parties hereunder shall terminate immediately upon Debtor's payment in full of the Note.

          IN WITNESS WHEREOF, the parties hereto have executed this IP Agreement as of the day and year first above written.

                                   Debtor:

                                     CARESIDE, INC.,
                                     a Delaware corporation

                                     By:
                                         ---------------------------------------
                                         W. Vickery Stoughton,
                                         Chief Executive Officer


                                   Secured Party:

                                     CRESTVIEW CAPITAL FUND, L.P.

                                     By:
                                         ---------------------------------------

STATE/COMMONWEALTH OF ____________________
                                     : ss.

COUNTY OF ______________________

          The foregoing instrument was acknowledged before me this 28th day of February, 2002, by W. Vickery Stoughton, President and Chief Executive Officer of CARESIDE, INC., a Delaware corporation, on behalf of the corporation.

                                          ______________________________________
[seal]                                    NOTARY PUBLIC


STATE/COMMONWEALTH OF _____________________
                                      : ss.

COUNTY OF _____________

          The foregoing instrument was acknowledged before me this 28th day of February, 2002, by _________________, the Senior Vice President of CRESTVIEW CAPITAL FUND, L.P., a __________ corporation, on behalf of the corporation.

                                          ______________________________________
[seal]                                    NOTARY PUBLIC

Exhibit "A" attached to that certain Intellectual Property Security Agreement dated February 28, 2002.

                                EXHIBIT "A"

                                  PATENTS


 PATENT NUMBER                  DESCRIPTION                   FILE DATE
 -------------                  -----------                   ---------
   09/248737              Analytical Instrument -              2/11/99
                          Sample/Reagent Transport

    00/03367              Analytical Instrument -              2/09/00
                          Sample/Reagent Transport

   09/248614              Analytical Instrument -              2/11/99
                             Lock/Eject System

   09/248607          Analytical Instrument - Optical          2/11/99
                              Detector System

    5919711                 Analytical Cartridge                7/6/99

    5916522              Electrochemical Cartridge             6/29/99

    6002475             Spectrophotometric Cartridge           12/14/99

    6033914              Electrochemical Divisional             3/7/00

     424956           Design Patent -Instrument Design         5/16/00

Exhibit "B" attached to that certain Intellectual Property Security Agreement dated February 28, 2002.

                                   EXHIBIT "B"

                                   TRADEMARKS

Mark:             CARESIDE
Reg. No.:         2,427,362
Reg. Date:        2/6/01

Mark:             CARESIDE ANALYZER
Reg. No.:         2,375,634
Reg. Date:        8/8/00

                                   SCHEDULE 1

               NOTICE OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

          NOTICE dated as of the 28th day of February, 2002, by CARESIDE, INC., a Delaware corporation ("Debtor"), having an address at, to and in favor of CRESTVIEW CAPITAL FUND, L.P., having offices at 95 Revere Drive, Suite F, Northbrook Illinois 60062 ("Secured Party") under a certain Convertible Secured Note of even date herewith among Debtor and Secured Party (the "Note").

          WHEREAS, Debtor is the owner of certain Intellectual Property Collateral as listed in Exhibits A and B hereto; and

          WHEREAS, Secured Party has agreed to extend certain credit to Debtor under the Note on condition that the Secured Party pledge and grant to Secured Party as collateral for the obligations under the Note a security interest and lien in and to such Intellectual Property Collateral and application therefor described above, including the registrations thereof, the goodwill associated therewith and all other related claims and rights as more fully described in a certain Intellectual Property Security Agreement in favor of Secured Party (the "IP");

          NOW THEREFORE, for good and valuable consideration, as security for the due and timely payment and performance of the obligations, Debtor hereby pledges and grants and collaterally assigns to Secured Party a security interest and lien in and to all rights, title and interest in and to the aforesaid IP, and gives notice of such security interest and the existence of such Intellectual Property Security Agreement providing therefor.

          Executed as of the date first above written.


ATTEST:                                       CARESIDE, INC.


By:                                           By:
    ----------------------------------            ------------------------------
    Name: ______________________                  Name: ________________________
    Title:______________________                  Title:________________________

STATE/COMMONWEALTH OF _________________ :
                                        :        SS.
COUNTY OF _____________                          :


          Before me, the undersigned, a Notary Public in and for the state and county aforesaid, on this 28th day of February, 2002, personally appeared W. Vickery Stoughton to me known personally, and who, being first by me duly sworn, depose and say that he is the President and Chief Executive Officer of Careside, Inc., a Delaware corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and that he acknowledged said instrument to be the free act and deed of said corporation.

                                          ______________________________________
                                          Notary Public

                                          My commission expires:________________
(Notarial Seal)